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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 9, 1999

                               GENERAL MAGIC, INC.
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             (Exact name of registrant as specified in its charter)


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
          DELAWARE                                                 77-0250147
-------------------------------   ------------------------   ----------------------
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification Number)
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                420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94086
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (408) 774-4000
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     On December 14, 1999, General Magic, Inc., the Registrant, issued a press release announcing the December 9, 1999 closing of the transaction entered into on November 9, 1999 with the OnStar division of General Motors Corporation. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION. Not applicable.

     (c)  EXHIBITS.

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
Exhibit No.    Description

   99.1 Press release of the Registrant, dated December 14, 1999, announcing the December 9, 1999 closing of the transaction entered into on November 9, 1999 with the OnStar division of General Motors Corporation.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                General Magic, Inc.


December 14, 1999                               By: /s/ Mary E. Doyle
                                                   -----------------------------
                                                   Mary E. Doyle
                                                   General Counsel and Secretary

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                                  EXHIBIT INDEX

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
Exhibit No.    Description

   99.1 Press release of the Registrant, dated December 14, 1999, announcing the December 9, 1999 closing of the transaction entered into on November 9, 1999 with the OnStar division of General Motors Corporation.
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